UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Source Capital, Inc.
(Name of Registrant as Specified In Its Charter)

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SOURCE CAPITAL, INC.

March 17, 2020

Dear Shareholder:

We are writing to inform you of the upcoming Annual Meeting of Shareholders (the "Meeting") of Source Capital, Inc. (the "Company") scheduled to be held at 10:00 a.m. Pacific Time on Monday, May 11, 2020, at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

The matters on which you, as a shareholder of the Company, are being asked to vote is:

1. The election of six (6) Director nominees (the "Nominees"), all of whom currently serve as Directors of the Company; and

2. The approval of the amendment or elimination of certain of the Company's fundamental investment restrictions in order to modernize the Company's investment restrictions and to increase the Company's investment flexibility; and

3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Company's Board of Directors (the "Board") unanimously recommends that you vote "FOR" the election of each Nominee to the Board of Directors and the approval of the amendment or elimination of certain of the Company's fundamental investment restrictions. The proposals are discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Company.

Respectfully,

/s/ Rebecca D. Gilding

REBECCA D. GILDING

Secretary

SOURCE CAPITAL, INC.

NOTICE OF MEETING OF SHAREHOLDERS

May 11, 2020

To the Shareholders of Source Capital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Source Capital, Inc. (the "Company") will be held at 10:00 a.m. Pacific Time on Monday, May 11, 2020, at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 for the following purposes:

1. To elect six (6) Directors to the Board of Directors of the Company (the "Board");

2. To approve the amendment or elimination of the Company's fundamental investment restrictions in order to modernize the Company's investment restrictions and to increase the Company's investment flexibility; and

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on March 16, 2020 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MAY 11, 2020: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/sourcecapital2020.pdf.

By order of the Board,

/s/ Rebecca D. Gilding

REBECCA D. GILDING

Secretary

SOURCE CAPITAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2020

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," and each member of the Board, a "Director") of Source Capital, Inc. (the "Company") for voting at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at 10:00 a.m. (Pacific time) on Monday, May 11, 2020, at the offices of First Pacific Advisors, LP ("FPA" or the "Adviser"), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about March 17, 2020.

At the Meeting, shareholders of the Company will be asked to vote on the following proposals:

The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote; Cumulative Voting Rights

The Board has fixed the close of business on March 16, 2020 as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. With respect to Proposal 1, each shareholder with voting power at the Meeting shall be entitled to cast a number of votes equal to the number of shares owned multiplied by the number of Directors to be elected, and each shareholder may cast the whole number of votes for one Nominee or distribute such votes among Nominees as such shareholder chooses. With respect to Proposal 2, shareholders of the Company are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the six Nominees named below, reserving the right, however, to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders. On the Record Date, there were [_________] shares of the Company outstanding.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Company. AST Fund Solutions, LLC has been retained for proxy solicitation services, including print, mail and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of $92,000 which will be borne by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Company or in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Company entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the proposals are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of the outstanding shares of the Company represented in person or by proxy at the Meeting will be sufficient for an adjournment. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any such proposals. An adjournment may be held within 30 days after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the proposals as described in this Proxy Statement. In determining whether shareholders, present in person or represented by proxy at the Meeting, have approved the proposals, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted, and therefore will not be treated as a vote in favor of a proposal. As a result, abstentions and broker non-votes on a proposal will have the same effect as a vote against the proposal. Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on Proposal 1 if they have not received instructions from beneficial owners.

Required Vote

Proposal 1 requires the affirmative vote of the holders of a majority of the Company's shares present in person or represented by proxy at the Meeting. With respect to Proposal 2, the Investment Company Act of 1940 (the "1940 Act") requires that such changes be approved by a "vote of a majority of the outstanding voting securities of the Company", which is defined as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Company that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Company. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the Nominees and reserve the right to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders.

Availability of Shareholder Reports

The Company will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Company's website at www.fpa.com or by calling (800) 982-4372 ext. 419. To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Company who share an address, unless the Company has received instructions to the contrary.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Company. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing https://vote.proxyonline.com/fpa/docs/sourcecapital2020.pdf. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

PROPOSAL 1 — ELECTION OF THE BOARD OF DIRECTORS

Background

At a duly constituted meeting of the Board held on February 10, 2020 (the "February Meeting"), the Board determined to nominate each of the existing Directors who, with the exception of Mr. J. Richard Atwood, are not "interested person(s)" as that term is defined in the 1940 Act (the "Independent Directors"), for election by shareholders at the Meeting.

All of the Nominees have consented to continuing to serve as Directors of the Company if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee Information

The Company's Board of Directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee's financial and business experience give him or her the qualifications and skills to serve as a Director.

Information about the Nominees, including their business addresses, year of birth and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the individual is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Year of Birth(1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years(2)	Number of FPA Funds(3) Boards on Which Director Serves	Other Directorships Held by Directors
Current Independent Director Nominees
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2015).	8	None

Name, Address and Year of Birth(1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years(2)	Number of FPA Funds(3) Boards on Which Director Serves	Other Directorships Held by Directors
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (since 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
Current Interested Director Nominee
J. Richard Atwood(4), 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address for each director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

(3)  FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund, FPA International Value Fund, and FPA Flexible Fixed Income Fund, and the Company (each, an "FPA Fund").

(4)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with FPA.

The Board of Directors and Its Leadership Structure. The Board of Directors has general oversight responsibility with respect to the Company's business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Company operations are overseen by the Company's Board, which meets at least quarterly. The Board is currently composed of six directors, including five directors each of whom is not an "interested person" of the Company, as that term is defined in the 1940 Act (each an "Independent Director"). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings, and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained "independent legal counsel," as that term is defined in the rules under the 1940 Act.

The Board has appointed Mark L. Lipson to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman's responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Directors and with Company officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Company's current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Company's Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. Several members of the Board have had a long and continued service with the Company. As noted in the Nominee Information Table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director's financial and business experience gives him or her the qualifications and skills to serve as a Director.

The Board has also appointed a chief compliance officer ("CCO") for the Company. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Company's compliance policies and procedures. The Board expects the CCO to report any material compliance risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to J. Richard Atwood, President of the Company, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

During the fiscal year ended December 31, 2019, the Board held seven meetings. Each Director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served. All of the Directors attended the Company's prior year's annual meeting.

Risk Oversight. Day-to-day management of the Company including risk management is the responsibility of the Adviser, which is responsible for managing all Company operations and the Company's risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Company's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Company meet regularly with the Board to discuss portfolio performance, including investment risk, trading and the impact on the Company of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Company's objectives. As a result of the foregoing and other factors, the ability of the Company's service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano, and Purcell as the Audit Committee of the Board. All members of the Audit Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Company, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Company's website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372. The Audit Committee Report relating to the audit of the Company's financial statements for the fiscal year ended December 31, 2019 is attached hereto as Appendix A.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano, and Purcell as the Nominating and Governance Committee. All members of the Nominating and Governance Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board of Directors nominees for election as Directors of the Company to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board's composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met four times during the last fiscal year. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, which is available on the Company's website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflict or direct economic relationship with the Company, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Corporate Governance

As noted above, the Company has adopted a charter for both its Audit Committee and Nominating and Governance Committee. The Board has also adopted a Code of Ethics, which applies to, among others, the Company's officers and directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Company. A copy of Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling (800) 982-4372.

Section 16(a) Beneficial Ownership Compliance

The Company's Directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Company's Common Stock. Based on its review of such reports, the Company believes that all filing requirements were met by its Directors and officers during the fiscal year ended December 31, 2019.

Compensation of Directors

No compensation is paid by the Company to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Directors for the fiscal year ended December 31, 2019. The Company typically pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Company expenses. Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation From the Company(1)	Total Compensation From All FPA Funds,(1,2) Including the Company
Independent Directors
Sandra Brown	$23,000.00	$220,000.00
Mark L. Lipson	25,527.47	237,692.29
Alfred E. Osborne, Jr.	25,000.00	228,000.00
A. Robert Pisano	23,000.00	220,000.00
Patrick B. Purcell	25,000.00	240,000.00
Allan M. Rudnick(3)	9,890.11	94,214.29

Name	Aggregate Compensation From the Company(1)	Total Compensation From All FPA Funds,(1,2) Including the Company
"Interested" Director
J. Richard Atwood	$0	$0

(1)  No pension or retirement benefits are provided to directors by the Company or the FPA Funds.

(2)  Includes compensation from the Company, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., and FPA Funds Trust, on behalf of its series FPA Crescent Fund, FPA International Value Fund and FPA Flexible Fixed Income Fund.

(3)  Mr. Rudnick retired as Director of the Company effective May 13, 2019.

Share Ownership

Company Shares Owned by Directors as of December 31, 2019

Name	Dollar Range of Company Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
Independent Directors
Sandra Brown	$10,001-$50,000	Over $100,000
Mark L. Lipson	$50,001- $100,000	Over $100,000
Alfred E. Osborne, Jr.	$1-$10,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
"Interested" Director
J. Richard Atwood	Over $100,000	Over $100,000

As of December 31, 2019, all officers and Directors of the Company as a group owned beneficially less than 1% of the outstanding shares of Common Stock of the Company.

Executive Officers of the Company

The following information relates to the executive officers of the Company who are not Directors of the Company. Each officer except the Secretary also serves as an officer of FPA.

Name, Address(1) and Year of Birth	Position with Company	Year First Elected as Officer of the Company	Principal Occupation(s) During the Past Five Years(2)
Steven T. Romick 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015) and Vice President (since 2015) and Portfolio Manager (since 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.

Brian A. Selmo, 1979	Vice President and Portfolio Manager	2015

Partner of FPA (since 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015) and Vice President (since 2015) and Portfolio Manager (since 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.

Thomas H. Atteberry, 1955	Vice President and Portfolio Manager	2015

Partner of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since 2015), Vice President (since 2015), Portfolio Manager of FPA New Income, Inc. (since 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Name, Address(1) and Year of Birth	Position with Company	Year First Elected as Officer of the Company	Principal Occupation(s) During the Past Five Years(2)
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2015

Partner (since 2017) and a Director of Research (since 2015) of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since 2015), Vice President and Portfolio Manager of the FPA New Income, Inc. (since 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Formerly; Managing Director (2015-2017) and Senior Vice President (2014-2015) of FPA.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (2010-2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund (since 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (2006-2015).
Rebecca D. Gilding, 1979	Secretary	2019	Vice President and Counsel, State Street Bank and Trust Company (since 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013-2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

* * *

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES.

PROPOSAL 2: AMENDMENT OR ELIMINATION OF
CERTAIN COMPANYAMENTAL INVESTMENT RESTRICTIONS

What are shareholders being asked to approve in Proposal 2?

The 1940 Act requires the Company to adopt fundamental investment restrictions or "policies" with respect to several specific types of activities, including the Company's ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires the Company to state in its registration statement whether it is a diversified or non-diversified Company, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits the Company to designate any other of its policies as fundamental policies, as the Company deems necessary or desirable.

In order to modify or eliminate the Company's fundamental investment restrictions, the 1940 Act requires that any such change be approved by a "vote of the majority of the Company's outstanding voting securities," which is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Company that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Company.

The Board is proposing that shareholders approve revisions to certain of the Company's fundamental investment policies and elimination of certain other the Company's current policies, as described more fully in this Proxy Statement, in an effort to standardize the Company's investment restrictions and provide the Company greater investment flexibility under current law. The Company will continue to operate as a diversified investment company.

Why are shareholders being asked to approve changes to the Company's investment restrictions?

The revised fundamental investment policies are intended to update the Company's policies in line with regulatory changes and industry practices, thereby providing the Company with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In the near term, the Adviser anticipates that the revised fundamental investment policies, if approved by the Company's shareholders, will facilitate the Company in seeking increased exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments, consistent with the investment strategies set forth in the Company's applicable disclosure documents. In addition, certain of the revised policies will be interpreted by reference to applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by relevant regulatory authority from time to time. This will allow the Company to take advantage of future changes in applicable law and regulatory guidance without seeking additional costly and time-consuming shareholder approvals. The revised fundamental policies are expected to facilitate the management of the Company's assets and to simplify the process of monitoring compliance with the Company's fundamental investment policies.

Due to these and other factors, the Board recommends to the Company's shareholders the approval of certain changes to the Company's fundamental investment restrictions. The Company's fundamental investment restrictions that are proposed to be added, amended or eliminated, the language of the proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below.

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Company. Shareholders are being asked to approve amendments to existing investment restrictions, as set forth in Proposals 2.A-2.E. Investment restrictions that are currently deemed fundamental by the Company, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely, as set forth in Proposals 2.F-2.L.

What effect will the proposed changes to the Company's investment restrictions have on the Company?

Proposal 2 is intended to provide FPA with greater flexibility in managing the Company's portfolio, including facilitating the Company in seeking increased exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments. Should shareholders approve the proposals, the Company still would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Company's applicable disclosure documents.

Should the Company's shareholders not approve a proposal to add, amend or eliminate a particular fundamental investment restriction, the Company's current fundamental investment restriction, as set forth in Exhibit A, would continue to apply unchanged. A list of the new fundamental policies that will apply to the Company if approved by shareholders appears in Exhibit B.

Modification to the Company's Fundamental Investment Restrictions

Proposal 2.A. — Commodities and Real Estate

Current Fundamental Investment Restriction

The Company will not invest in commodities, commodity contracts, real estate, or interests in real estate, although the Company may purchase securities of companies holding real estate or interests therein.

Proposed New Fundamental Investment Restrictions

If the proposed amendment is approved by shareholders, the Company's fundamental investment restrictions regarding commodities and real estate would be separated into two distinct restrictions.

Commodities

The Company's fundamental investment restriction regarding commodities would read:

The Company will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Company from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Discussion of Proposed Modification

The 1940 Act does not directly regulate the purchase or sale of commodities by a fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in commodities. The current fundamental investment restriction is unnecessarily restrictive. The proposed policy will continue to prohibit the Company from investing in physical commodities unless acquired as a result of ownership of securities or other instruments, while clarifying that the Company may invest in derivative instruments and commodity contracts that have a value tied to the value of a financial index, financial instrument, physical commodity or other asset and allowing investments for both hedging and non-hedging purposes, to the extent permitted by applicable law.

The proposed policy will allow the Company to invest in derivative instruments and commodity contracts, provided such investment is in accordance with the Company's investment objective and strategies. Under the proposed policy, the Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

If approved, the proposed fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval.

Real Estate

The Company's fundamental investment restriction regarding real estate would read:

The Company will not purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

Discussion of Proposed Modification

The 1940 Act does not directly regulate the purchase or sale of real estate by a fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in real estate. The proposed change maintains the Company's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Company to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). The Company would also be able to invest in securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.

The proposed policy is similar to the existing policy. Under the proposed policy, the Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

There is no current intention to change the manner in which the Company is managed as a result of this proposal. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategy without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.B. — Senior Securities and Borrowing

Current Fundamental Investment Restriction

The Company will not issue any Senior Securities (as defined by the 1940 Act) except the Preferred Stock; or borrow in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 10% of the value of its total assets; provided that any borrowing must be from banks and must be undertaken only as a temporary measure for extraordinary or emergency purposes.

Proposed New Fundamental Investment Restriction

The Company's fundamental investment restriction regarding senior securities and borrowing would read:

The Company will not borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

The 1940 Act allows investment companies to engage in borrowing, subject to certain limits. At the present time, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the fund's assets, including the amount borrowed. A fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

The 1940 Act also allows closed-end investment companies, such as the Company, to issue shares of preferred stock ("Preferred Stock"), subject to certain limits. The 1940 Act requires, among other things, that (i) immediately after issuance of Preferred Stock and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such Preferred Stock shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Company's total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two Directors at all times and to elect a majority of the Directors if distributions on such Preferred Stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of Preferred Stock.

The Company's current fundamental investment restriction related to senior securities is more restrictive than is required by the 1940 Act. The proposed policy would permit the Company to borrow to the full extent permitted by the 1940 Act. The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. Under the proposed policy, the Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities permitted by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

The 1940 Act also prohibits a closed-end investment company from issuing senior securities, except for borrowings and issuing preferred shares, where certain conditions are met. The 1940 Act defines a "senior security" generally to mean "any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends." In other words, a senior security is an obligation that has priority over (or is senior to) a fund's shares with respect to the payment of dividends or the distribution of fund assets. With the exception of a closed-end fund issuing preferred stock, the 1940 Act and applicable SEC guidance generally limit the fund's ability to issue senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time. Permissible borrowings, as described above, are an exception to this general prohibition. Certain investment practices that might be considered to create senior securities are permissible under current law so long as the Company takes certain steps to address potential senior security concerns. There is no current intention to change the manner in which the Company is managed as a result of this proposal or for the Company to issue Preferred Stock. If approved, however, the proposed fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategy without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.C — Concentration of Investments

Current Fundamental Investment Restriction

The Company will not make any investment which would cause more than 25% of its assets to be invested in securities issued by companies principally engaged in any one industry.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Company's fundamental investment restriction regarding concentration of investments would read:

The Company will not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

Discussion of Proposed Modification

Although the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Company's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

The proposed fundamental policy refers to commonly accepted practices and regulatory guidance in defining industry concentration. The reason for the proposed changes to the fundamental policy is to clarify that certain securities issued, guaranteed or collateralized by the U.S. government, or any of its agencies or instrumentalities, are excluded from this concentration limitation. The proposed fundamental policy would not change the Company's policy not to concentrate in a particular industry.

Proposal 2.D — Making Loans

Current Fundamental Investment Restriction

The Company will not make loans except that the Company may acquire non-publicly offered debt securities (including convertible securities and including Repurchase Agreements) of any company and except that the Company may in an amount not exceeding 10% of its net assets acquire debt securities of any person in connection with the sale or other disposition of securities owned by the Company. The purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issue of the securities is not considered to be a loan. The Company may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Company, and are at all times secured by cash collateral that is equal to at least the market value, determined daily, of the loaned securities. The Company may make loans of portfolio securities with a market value of up to 20% of the value of the Company's total assets.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Company's fundamental investment restriction regarding making loans would read:

The Company will not make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

The 1940 Act does not directly regulate the ability of a fund to make loans beyond requiring the fund to adopt and disclose a fundamental policy relating to making loans to other persons. Current SEC positions limit loans of a fund's securities to one-third of the fund's total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The proposed fundamental policy would be interpreted by reference to applicable securities laws, rules regulations or exemptions as interpreted, modified or applied by regulatory authority, rather than by reference to only the 1940 Act, rules and regulations thereunder, and applicable exemptions, and interpretations. The proposed fundamental policy therefore provides greater clarity and flexibility to respond to regulatory or market developments that may occur in the future. Under the proposed policy, the Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

The proposed fundamental policy, if approved by shareholders, would facilitate the Company in seeking exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act, and in a manner consistent with the Company's applicable disclosure documents. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategy without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.E — Underwriting

Current Fundamental Investment Restriction

The Company has historically interpreted its current fundamental investment restrictions as meaning that the Company will not underwrite securities of other issuers, except insofar as the Company may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time — an interpretation that is substantively similar to the proposed new fundamental investment policy related to underwriting.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Company's fundamental investment restriction regarding underwriting would read:

The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

Under the 1940 Act and other federal securities laws, a fund is considered an underwriter if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public.

Under the proposed policy, the Company would still be subject to all applicable requirements under the 1940 Act and other federal securities laws and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents. The proposed policy would be substantively similar to the policy interpretation described above.

There is no current intention to change the manner in which the Company is managed as a result of this proposal. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategy without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Elimination of Certain Fundamental Investment Restrictions of the Company

Proposal 2.F — Concentration Limits

Current Fundamental Investment Restriction

The Company will not purchase any security if such purchase would cause less than 75% of the value of its total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the Company and to not more than 10% of the outstanding voting securities of such issuer.

Proposal

It is proposed that this investment restriction, which related to the diversification of the Company's assets, be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy requiring at least 75% of the value of its total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect to any one issuer to be limited to an amount not greater in value than 5% of the value of the total assets of the Company and limiting to not more than 10% of the outstanding voting securities of such issuer. In addition, the current policy is more restrictive than the regulatory diversification requirements under Section 8(b) of the 1940 Act. Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer.

The Company will remain subject to the definition of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law as a fundamental investment restriction. It is not anticipated that this change would have any effect on the operations of the Company. In addition, the Company will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which require that at the end of each quarter of the Company's taxable year, with respect to 50% of the value of the Company's total assets, the Company has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

Removing this policy will provide the Company flexibility to adjust to regulatory and market developments that may occur in the future. The Company would still be subject to all applicable requirements under the 1940 Act and the Tax Code and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

If approved, removing this current fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategy without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.G — Short Sales and Purchases of Securities on Margin

Current Fundamental Investment Restriction

The Company will not make short sales of securities or maintain a short position unless the Company contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or unless the securities sold are "when issued" or "when distributed" securities which the Company expects to receive in a recapitalization, reorganization, or other exchange for securities the Company contemporaneously owns or has the right to obtain at no added cost. The Company shall not make short sales or maintain a short position if to do so would cause more than 25% of the Company's total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales. Purchase securities on margin, but the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Proposal

It is proposed that the fundamental investment restriction on short sales and purchases of securities on margin be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on selling securities short and margin activities. Removing this policy will provide the Company flexibility to adjust to regulatory and market developments that may occur in the future. The Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

If approved, removing this current fundamental investment policy is intended to afford the Company greater flexibility currently and in the future to engage in: (1) short sales of securities; (2) short sales of currency for the purposes of hedging the Company's currency exposure; and (3) short sales of securities that the Company expects to receive in a recapitalization, reorganization, or other exchange for securities the Company contemporaneously owns or has the right to obtain. Such transactions would be designed, for example, to hedge the Company's exposure to a particular currency or a particular security the Company expects to receive as a result of a corporate event. In addition, the Company would have greater flexibility in the future to engage in investment activities that involve margin and/or short sales and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval.

If the Company were to sell a security short, its custodian would segregate an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or U.S. Government securities the Company is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is equal to at least the current market value of the securities sold short.

The Company could lose money if the price of the security it sells short increases between the date of the short sale and the date on which the Company replaces the borrowed security. These losses are theoretically unlimited. In addition, the Company would incur transaction costs in effecting short sales. The Company's gains and losses would be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Company may be required to pay in connection with a short sale.

There is no current intention for short sales and purchases of securities on margin to become principal investment strategies as a result of this proposal. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategies without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.H — Investments in which a Director or Officer is Invested

Current Fundamental Investment Restriction

The Company will not purchase or retain the securities of any issuer if those officers and directors of the Company or its Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

Proposal

It is proposed that the fundamental investment restriction on owning an issuer's security where the Company's officer or director also owns a specified portion of that issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on owning an issuer's security where a Company officer or director also owns a specified portion of that issuer. Removing this policy will provide the Company flexibility to adjust to regulatory and market developments that may occur in the future. The Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

There is no current intention to change the manner in which the Company is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategies without prior Board approval and oversight and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.I — Writing and Selling Options

Current Fundamental Investment Restriction

The Company will not engage in transactions in puts, calls or combinations thereof, but the Company may acquire warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies; except that the Company may write listed call options which are traded on a national securities exchange. The Company may write options only on securities which it owns (covered options), and is required to retain ownership of the underlying security as long as the option remains outstanding. The Company may not write any option which would at the time cause outstanding options written by the Company to cover securities comprising more than 10% of the value of the Company's assets.

Proposal

It is proposed that the fundamental investment restriction on writing and selling options be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on purchasing warrants or writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof. Removing this policy will provide the Company flexibility to adjust to regulatory and market developments that may occur in the future. The Company would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

If approved, removing this current fundamental investment policy is intended to afford the Company greater flexibility currently and in the future to engage in option transactions. There is no current intention for writing and selling options to become principal investment strategies as a result of this proposal. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategies without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.J — Investments in Other Investment Companies

Current Fundamental Investment Restriction

The Company will not purchase securities of other investment companies if immediately after such purchase the Company will own (a) more than 3% of the total outstanding voting stock of the acquired company, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Company, or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Company. In addition, the Company may not purchase securities of an open-end investment company.

Proposal

It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on investments in other investment companies. Removing this policy will provide the Company flexibility to adjust to regulatory and market developments that may occur in the future. The Company would still be subject to all applicable requirements under the 1940 Act and SEC rules thereunder and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

There is no current intention to change the manner in which the Company is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategies without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.K — Investments in Securities for Which Market Quotations Are Not Readily Available

Current Fundamental Investment Restriction

The Company will not invest in securities of issuers that do not have outstanding a class of securities for which market quotations are readily available, except for (i) non-convertible debt securities and (ii) other securities acquired in connection with the sale or other disposition of securities owned by the Company or which are believed will enhance or protect the value of securities owned by the Company.

Proposal

It is proposed that the fundamental investment restriction on investments for which market quotations are not readily available be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on investments for which market quotations are not readily available. Removing this policy will provide the Company flexibility in the types of securities available for investment and to adjust to regulatory and market developments that may occur in the future. The Company has adopted policies and procedures for valuing all of its investments, including those for which market quotations are not available, that have been approved by the Board. The Company would still be subject to all applicable requirements under the 1940 Act and SEC rules thereunder and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

The proposed removal of this current fundamental policy, if approved by shareholders, would facilitate the Company in seeking exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act, and in a manner consistent with the Company's applicable disclosure documents. If approved, removing this current fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategies without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

Proposal 2.L — Purchases of Certain Restricted Securities

Current Fundamental Investment Restriction

The Company will not purchase restricted securities, other than debt securities, from an issuer unless the Company has obtained the contractual right to call upon the issuer to file a registration statement with respect to the restricted securities. The issuer's commitment to register its securities may be for a limited or for an unlimited period of time, but if limited it will encompass a period of at least two years. The Company may purchase restricted securities from a holder without obtaining such a contractual right from the issuer if the value of all such securities does not exceed 10% of the value of the total assets of the Company.

Proposal

It is proposed that the fundamental investment restriction on purchases of certain restricted securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy limiting the purchase of restricted securities to only certain types or classes of securities. Removing this policy will provide the Company flexibility in the types of securities available for investment and to adjust to regulatory and market developments that may occur in the future. The Company would still be subject to all applicable requirements under the 1940 Act and SEC rules thereunder and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Company's applicable disclosure documents.

The proposed removal of this current fundamental policy, if approved by shareholders, would facilitate the Company in seeking exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act, and in a manner consistent with the Company's applicable disclosure documents. If approved, removing this current fundamental investment policy is intended to afford the Company greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Company carries out its principal investment strategies without prior Board approval and, as appropriate, revised disclosure documents and notice to shareholders.

***

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY APPROVE PROPOSALS 2.A THROUGH 2.L.

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LP, maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Company's investment adviser since the Company's inception in 1968. No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Administrator

State Street Bank and Trust Company acts as administrator to the Company pursuant to an Administration Agreement between the Administrator and the Company. The principal business address of the administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the Independent Directors, has selected Ernst & Young LLP ("EY") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. The employment of such firm is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty.

Representatives of EY are expected to be present at the Meeting to be available to respond to any appropriate questions from shareholders.

Audit Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by EY to the Company for the audit of the Company's annual financial statements or services normally provided by EY in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

Year ended 12/31/19	$51,000
Year ended 12/31/18	$50,400

Audit-Related Fees. There were no fees billed for the last two fiscal years ended December 31 for assurance and related services rendered by EY to the Company that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by EY to the Adviser that are reasonably related to the performance of the audit of the Company's financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by the principal accountant to the registrant for tax return preparation are set forth below.

Year ended 12/31/19	$6,400
Year ended 12/31/18	$6,300

There were no fees billed for the last two fiscal years for professional services rendered by EY to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee.

All Other Fees. There were no fees billed for the last two fiscal years for products and services provided by EY to the Company, other than the services reported herein.

There were no fees billed for the last two fiscal years for products and services provided by EY to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Submission of Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the 2021 annual meeting of shareholders should be received by the President of the Company no later than November 17, 2020. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after January 29, 2021, notice of a shareholder proposal is considered untimely and the Company may solicit proxies in connection with the 2021 annual meeting that confer discretionary authority to vote on such shareholder proposals.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 11, 2020: The Company's proxy statement and annual report for the fiscal year ended December 31, 2019, are available free of charge at https://vote.proxyonline.com/fpa/docs/sourcecapital2020.pdf.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Company's voting securities as of March 16, 2020.

Title of Class	Name and Address	Shares	Percentage of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	[_______]	[___]%

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, or affiliated person of such Nominee is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Company within the past ten years.

By Order of the Board of Directors

/s/ Rebecca D. Gilding

REBECCA D. GILDING

Secretary

March 17, 2020

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

APPENDIX A

AUDIT COMMITTEE REPORT

To the Board of Directors of Source Capital, Inc.:	February 10, 2020

Our Committee has reviewed and discussed with management of the Company and Ernst & Young LLP ("EY"), the independent registered public accounting firm of Source Capital, Inc. (the "Company") during the relevant period, the audited financial statements of the Company as of December 31, 2019, and the financial highlights for the year then ended (the "Audited Financial Statements"). In addition, we have discussed with EY the matters required by Public Company Accounting Oversight Board (United States) Auditing Standards No. 16 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from EY required by Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and we have discussed with that firm its independence from the Company and its adviser. We also have discussed with management of the Company and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company's internal controls and the financial reporting process. EY is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of EY with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report to Shareholders for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.

Audit Committee:

Patrick Purcell, Chairman
Sandra Brown
Mark L. Lipson
Alfred E. Osborne, Jr.
A. Robert Pisano

EXHIBIT A

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which cannot be changed without approval by the holders of both a majority of the shares of preferred stock (the "Preferred Stock") and of the shares of common stock (the "Common Shares"). Such majority is defined by the Act as (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.  Purchase any security if such purchase would cause less than 75% of the value of its total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

2.  Make short sales of securities or maintain a short position unless the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or unless the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The Fund shall not make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3.  Purchase or retain the securities of any issuer if those officers and directors of the Fund or its Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

4.  Engage in transactions in puts, calls or combinations thereof, but the Fund may acquire warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies; except that the Fund may write listed call options which are traded on a national securities exchange. The Fund may write options only on securities which it owns (covered options), and is required to retain ownership of the underlying security as long as the option remains outstanding. The Fund may not write any option which would at the time cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund's assets.

5.  Purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of the acquired company, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund may not purchase securities of an open-end investment company.

6.  Invest in commodities, commodity contracts, real estate, or interests in real estate, although the Fund may purchase securities of companies holding real estate or interests therein.

7.  Issue any Senior Securities (as defined by the 1940 Act) except the Preferred Stock; or borrow in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 10% of the value of its total assets; provided that any borrowing must be from banks and must be undertaken only as a temporary measure for extraordinary or emergency purposes.

8.  Make any investment which would cause more than 25% of its assets to be invested in securities issued by companies principally engaged in any one industry.

9.  Make loans except that the Fund may acquire non-publicly offered debt securities (including convertible securities and including Repurchase Agreements) of any company and except that the Fund may in an amount not exceeding 10% of its net assets acquire debt securities of any person in connection with the sale or other disposition of securities owned by the Fund. The purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issue of the securities is not considered to be a loan. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund may make loans of portfolio securities with a market value of up to 20% of the value of the Fund's total assets.

10.  Invest in securities of issuers that do not have outstanding a class of securities for which market quotations are readily available, except for (i) non-convertible debt securities and (ii) other securities acquired in connection with the sale or other disposition of securities owned by the Fund or which are believed will enhance or protect the value of securities owned by the Fund.

11.  Purchase restricted securities, other than debt securities, from an issuer unless the Fund has obtained the contractual right to call upon the issuer to file a registration statement with respect to the restricted securities. The issuer's commitment to register its securities may be for a limited or for an unlimited period of time, but if limited it will encompass a period of at least two years. The Fund may purchase restricted securities from a holder without obtaining such a contractual right from the issuer if the value of all such securities does not exceed 10% of the value of the total assets of the Fund.

The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

EXHIBIT B

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which cannot be changed without approval by the holders of both a majority of the shares of preferred stock (the "Preferred Stock") and of the shares of common stock (the "Common Shares"). Such majority is defined by the Act as (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Company from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

2.  purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

3.  borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

4.  invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

5.  make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

6.  underwrite securities of other issuers, except insofar as the Company may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

SOURCE CAPITAL, INC.

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2020

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood and E. Lake Setzler, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto.  Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Shareholders of Source Capital, Inc. (the “Fund”) to be held at 10:00 a.m. Pacific Time on May 11, 2020, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement.  The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 628-8208. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at: https://vote.proxyonline.com/fpa/docs/sourcecapital2020.pdf.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

SOURCE CAPITAL, INC.	PROXY CARD

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE PROPOSALS 2A THROUGH 2L.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Example:

PROPOSALS
To vote all proposals “FOR,” mark the circle to the right. (No other vote is necessary.)
NOTE: A vote in this circle supersedes all voting below.			○
To vote each proposal individually, vote below.

1	Election of Directors:		NOMINEES		CUMULATE
	1A.	Atwood	○ FOR ALL NOMINEES	○
	1B.	Brown	○
	1C.	Lipson	○ WITHHOLD ALL	○
	1D.	Osborne	○
	1E.	Pisano	○ FOR ALL EXCEPT	○
	1F.	Purcell	○

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

2	To approve the amendment or elimination of the fundamental investment restrictions.
	To vote for all fundamental investment restrictions in the same manner, mark a circle to the right. Note: A vote in this circle supersedes all subsequent voting below.		FOR ALL	AGAINST ALL	ABSTAIN ALL
			○	○	○
	2A.	Borrowing and Senior Securities	○	○	○
	2B.	Concentration of Investments	○	○	○
	2C.	Making Loans	○	○	○
	2D.	Real Estate	○	○	○
	2E.	Commodities	○	○	○
	2F.	Underwriting Securities	○	○	○
	2G.	Pledging, Mortgaging and Hypothecating Fund Assets	○	○	○
	2H.	Investing more than 5% in Securities of One Issuer	○	○	○
	2I.	Time Deposits	○	○	○
	2J.	Margin Activities and Short Selling	○	○	○
	2K.	Acquiring more than 10% of any class of securities of an Issuer	○	○	○
	2L.	Writing and Selling Options	○	○	○

3	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING